UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 17, 2004

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 17, 2004, Sanmina-SCI Corporation issued a press release announcing that it would file a Form 12b-25 seeking an extension of time within which to file its annual report on Form 10-K for the fiscal year ended October 2, 2004.  The press release issued in connection with the announcement is furnished as Exhibit 99 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit No.	Description

Exhibit 99	Press Release issued by Sanmina-SCI Corporation on December 17, 2004

The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:

/s/ David L. White
David L. White
Executive Vice President and
Chief Financial Officer

Date: December 17, 2004

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release issued by Sanmina-SCI Corporation on December 17, 2004